UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2017

AMERICAN STATES WATER COMPANY

(Exact name of registrant as specified in its charter)

California	001-14431	95-4676679
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

630 East Foothill Blvd. San Dimas, California	91773
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02.                              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2017, the Compensation Committee of the Board of Directors approved changes to the terms of performance awards granted under the terms of the 2016 Stock Incentive Plan to, among other things, align with other pre-existing agreements. Performance awards approved and granted after December 31, 2017 will provide for payouts based on target in the event of the death of the grantee or termination of the grantee’s employment within 24 months after a change in control of the Company, including a termination for Good Reason. Performance awards approved and granted after December 31, 2017 will provide for payouts based on performance following the completion of the performance period in the event of total disability of the grantee.  Under the terms of the performance awards previously granted by the Compensation Committee, payouts were based on performance achieved up to the date of termination in the event of the death or total disability of the grantee or termination of the grantee’s employment within 24 months after a change in control of the Company, including a termination for Good Reason.

The Compensation Committee also approved a revised standard form of agreement to be used in connection with the award of restricted stock units to officers after December 31, 2017.  The revised form, which is set forth in Exhibit 10.1, provides that, in the event of an inconsistency between the terms of a change in control agreement executed by an officer and the terms of the restricted stock unit award agreement, the terms of the change in control agreement will control.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

The following document is filed as an Exhibit to this Report:

Exhibit 10.1	Form of Restricted Stock Unit Award Agreement for Officers under the 2016 Stock Incentive Plan*

*Management contract or compensatory arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY:

Date: November 3, 2017	/s/ Eva G. Tang
Eva G. Tang
Senior Vice President, Chief Financial Officer, Corporate Secretary and Treasurer